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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2001


                            TD WATERHOUSE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)
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

               DELAWARE                                001-15101                             13-4056516
     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                             Identification No.)


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                    100 WALL STREET, NEW YORK, NEW YORK 10005
               (Address of Principal Executive Offices) (Zip Code)





       Registrant's telephone number, including area code: (212) 806-3500





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Item 5.  Other Events.

         On November 13, 2001, TD Waterhouse Group, Inc. issued a press release announcing earnings for the quarter and the year ended October 31, 2001.

         A copy of the press release issued by TD Waterhouse Group, Inc. on November 13, 2001 is incorporated herein by reference and included herein as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1 Text of press release of TD Waterhouse Group, Inc., announcing fourth quarter and year end earnings, dated November 13, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TD WATERHOUSE GROUP, INC.


                                             By:  /S/ RICHARD H. NEIMAN

                                             Name:   Richard H. Neiman, Esq.
                                             Title:  Executive Vice
                                                     President, General Counsel
                                                     and Secretary


Date: November 13, 2001
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                                  EXHIBIT INDEX

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EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Text of Press Release of TD Waterhouse Group, Inc. announcing fourth quarter and year end earnings, dated
                     November 13, 2001.




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